Exhibit (g)(4)

Amendment

To

Fund Accounting Services Agreement

This Amendment (this “Amendment”), dated as of the last date set forth below, amends the Fund Accounting Services Agreement, dated as of January 1, 2018, as previously amended (the “Agreement”), and is entered into by and between The Bank of New York Mellon (the “Fund Accounting Agent”) and each Fund identified on Exhibit A to this Amendment on behalf of each of its Portfolios identified on Exhibit A, effective as of August 15, 2022. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

Background

The Fund Accounting Agent and certain of the Funds on behalf of certain of the Portfolios previously entered into the Agreement. The parties desire to further amend the Agreement as set forth herein.

Terms

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree to all statements made above and as follows:

1. Modifications to Exhibit A of the Agreement. The Agreement shall be amended by deleting Exhibit A in its entirety and replacing it with the Exhibit A attached to this Amendment.

2. Adoption of Agreement by New Funds and New Portfolios. Each Fund and each Portfolio of a Fund that has been added to Exhibit A by virtue of this Amendment, if any, acknowledges and agrees that (i) by virtue of its execution of this Amendment, it becomes and is a party to the Agreement as amended by this Amendment as of the Effective Date, or if the Fund Accounting Agent commenced providing services to the Fund or Portfolio, respectively, prior to the Effective Date, as of the date the Fund Accounting Agent first provided services to such Fund or Portfolio, respectively, (ii) it is bound by all terms and conditions of the Agreement as of such date, and (iii) the duly authorized officer of the Fund or Portfolio identified on the signature page annexed hereto has full power and authority to enter into this Amendment on behalf of such Fund or Portfolio.

3. Remainder of Agreement. Except as specifically modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

4. Governing Law. The governing law of the Agreement shall be the governing law of this Amendment.

5. Entire Agreement. This Amendment constitutes a complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Agreement with respect to such subject matter.

6. Facsimile Signatures; Counterparts. This Amendment may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed copies of this Amendment or of executed signature pages to this Amendment by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the date set forth below.

EACH FUND ON BEHALF OF EACH OF ITS PORTFOLIOS IDENTIFIED ON EXHIBIT A ANNEXED HERETO

By:	/s/ Jane Trust
Name:	Jane Trust
Title:	President and CEO
Date:	8/10/2022 | 7:26 AM PDT

THE BANK OF NEW YORK MELLON

By:	/s/ Barbara Wentzel
Name:	Barbara Wentzel
Title:	Client Executive
Date:	8/15/2022

EXHIBIT A1

(Dated: August 15, 2022)

This Exhibit A, amended and restated effective as of August 15, 2022, is Exhibit A to the Agreement, as amended through the Effective Date.

Funds/Portfolios	Custodian	Manager/ Investment Advisor
Open-End Funds

Legg Mason Global Asset Management Trust
BrandywineGLOBAL – Alternative Credit Fund	BNYM	Brandywine
BrandywineGLOBAL – Diversified US Large Cap Value Fund	BNYM	Brandywine
BrandywineGLOBAL – Dynamic US Large Cap Value Fund	BNYM	Brandywine
BrandywineGLOBAL – Flexible Bond Fund	BNYM	Brandywine
BrandywineGLOBAL – Global Opportunities Bond Fund	BNYM	Brandywine
BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged)	BNYM	Brandywine
BrandywineGLOBAL – Global Unconstrained Bond Fund	BNYM	Brandywine
BrandywineGLOBAL – Small Cap Value Fund*	BNYM	Brandywine
ClearBridge Global Infrastructure Income Fund	BNYM	ClearBridge NA Pty Ltd
ClearBridge International Growth Fund	BNYM	ClearBridge
ClearBridge Small Cap Fund	BNYM	ClearBridge
ClearBridge Value Trust	BNYM	ClearBridge
Franklin Global Market Neutral Fund	BNYM	Franklin Advisers
Franklin International Equity Fund	BNYM	Franklin Advisers
Franklin Strategic Real Return Fund	BNYM	Franklin Advisers
Franklin U.S. Small Cap Equity Fund	BNYM	Franklin Advisers
Martin Currie Emerging Markets Fund	BNYM	Martin Currie
Martin Currie International Sustainable Equity Fund	BNYM	Martin Currie
Martin Currie SMASh Series EM Fund	BNYM	Martin Currie

Legg Mason Partners Investment Trust
BrandywineGLOBAL – Corporate Credit Fund	BNYM	Brandywine
BrandywineGLOBAL – High Yield Fund	BNYM	Brandywine
ClearBridge Aggressive Growth Fund	BNYM	ClearBridge
ClearBridge All Cap Value Fund	BNYM	ClearBridge
ClearBridge Appreciation Fund	BNYM	ClearBridge
ClearBridge Dividend Strategy Fund	BNYM	ClearBridge
ClearBridge International Small Cap Fund	BNYM	ClearBridge
ClearBridge International Value Fund	BNYM	ClearBridge
ClearBridge Large Cap Growth Fund	BNYM	ClearBridge
ClearBridge Large Cap Value Fund	BNYM	ClearBridge
ClearBridge Mid Cap Fund	BNYM	ClearBridge
ClearBridge Mid Cap Growth Fund	BNYM	ClearBridge

1	Note that open-end Funds, closed-end Funds and Cayman Islands Funds should be identified as such in Exhibit A.

ClearBridge Select Fund	BNYM	ClearBridge
ClearBridge Small Cap Growth Fund	BNYM	ClearBridge
ClearBridge Small Cap Value Fund	BNYM	ClearBridge
ClearBridge Sustainability Leaders Fund	BNYM	ClearBridge
ClearBridge Tactical Dividend Income Fund	BNYM	ClearBridge
Franklin Global Dividend Fund	BNYM	Franklin Advisers
Franklin Global Equity Fund	BNYM	Franklin Advisers
Franklin Multi-Asset Conservative Growth Fund	BNYM	Franklin Advisers
Franklin Multi-Asset Defensive Growth Fund	BNYM	Franklin Advisers
Franklin Multi-Asset Growth Fund	BNYM	Franklin Advisers
Franklin Multi-Asset Moderate Growth Fund	BNYM	Franklin Advisers
Franklin S&P 500 Index Fund	BNYM	Franklin Advisers
Franklin U.S. Large Cap Equity Fund	BNYM	Franklin Advisers

Legg Mason Partners Income Trust
Western Asset California Municipals Fund	BNYM	Western Asset
Western Asset Corporate Bond Fund	BNYM	Western Asset
Western Asset Emerging Markets Debt Fund	BNYM	Western Asset
Western Asset Global High Yield Bond Fund	BNYM	Western Asset
Western Asset Income Fund	BNYM	Western Asset
Western Asset Intermediate Maturity California Municipals Fund	BNYM	Western Asset
Western Asset Intermediate Maturity New York Municipals Fund	BNYM	Western Asset
Western Asset Intermediate-Term Municipals Fund	BNYM	Western Asset
Western Asset Managed Municipals Fund	BNYM	Western Asset
Western Asset Massachusetts Municipals Fund	BNYM	Western Asset
Western Asset Mortgage Total Return Fund	BNYM	Western Asset
Western Asset Municipal High Income Fund	BNYM	Western Asset
Western Asset New Jersey Municipals Fund	BNYM	Western Asset
Western Asset New York Municipals Fund	BNYM	Western Asset
Western Asset Oregon Municipals Fund	BNYM	Western Asset
Western Asset Pennsylvania Municipals Fund	BNYM	Western Asset
Western Asset Short Duration High Income Fund	BNYM	Western Asset
Western Asset Short Duration Municipal Income Fund	BNYM	Western Asset
Western Asset Short-Term Bond Fund	BNYM	Western Asset
Western Asset Ultra-Short Income Fund	BNYM	Western Asset

Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	BNYM	Western Asset
Western Asset Institutional Liquid Reserves	BNYM	Western Asset
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	BNYM	Western Asset
Western Asset Institutional U.S. Treasury Reserves	BNYM	Western Asset
Western Asset Premier Institutional Government Reserves	BNYM	Western Asset
Western Asset Premier Institutional Liquid Reserves	BNYM	Western Asset
Western Asset Premier Institutional U.S. Treasury Reserves	BNYM	Western Asset
Western Asset Select Tax Free Reserves	BNYM	Western Asset
Western Asset SMASh Series C Fund	BNYM	Western Asset
Western Asset SMASh Series Core Completion Fund	BNYM	Western Asset
Western Asset SMASh Series Core Plus Completion Fund	BNYM	Western Asset
Western Asset SMASh Series M Fund	BNYM	Western Asset
Western Asset SMASh Series TF Fund	BNYM	Western Asset

Legg Mason Partners Money Market Trust
Western Asset Government Reserves	BNYM	Western Asset

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	BNYM	ClearBridge
ClearBridge Variable Appreciation Portfolio	BNYM	ClearBridge
ClearBridge Variable Dividend Strategy Portfolio	BNYM	ClearBridge
ClearBridge Variable Large Cap Growth Portfolio	BNYM	ClearBridge
ClearBridge Variable Large Cap Value Portfolio	BNYM	ClearBridge
ClearBridge Variable Mid Cap Portfolio	BNYM	ClearBridge
ClearBridge Variable Small Cap Growth Portfolio	BNYM	ClearBridge
Franklin Multi-Asset Dynamic Multi-Strategy VIT	BNYM	Franklin Advisers
Franklin Multi-Asset Variable Conservative Growth Fund	BNYM	Franklin Advisers
Franklin Multi-Asset Variable Growth Fund	BNYM	Franklin Advisers
Franklin Multi-Asset Variable Moderate Growth Fund	BNYM	Franklin Advisers
Franklin Templeton Aggressive Model Portfolio	BNYM	Franklin Advisers
Franklin Templeton Conservative Model Portfolio	BNYM	Franklin Advisers
Franklin Templeton Moderate Model Portfolio	BNYM	Franklin Advisers
Franklin Templeton Moderately Aggressive Model Portfolio	BNYM	Franklin Advisers
Franklin Templeton Moderately Conservative Model Portfolio	BNYM	Franklin Advisers

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	BNYM	Western Asset
Western Asset Variable Global High Yield Bond Portfolio	BNYM	Western Asset

Master Portfolio Trust
Government Portfolio	BNYM	Western Asset
Liquid Reserves Portfolio	BNYM	Western Asset
U.S. Treasury Obligations Portfolio	BNYM	Western Asset
U.S. Treasury Reserves Portfolio	BNYM	Western Asset

Western Asset Funds, Inc.
Western Asset Core Bond Fund	BNYM	Western Asset
Western Asset Core Plus Bond Fund	BNYM	Western Asset
Western Asset High Yield Fund	BNYM	Western Asset
Western Asset Inflation Indexed Plus Bond Fund	BNYM	Western Asset
Western Asset Intermediate Bond Fund	BNYM	Western Asset
Western Asset Macro Opportunities Fund	BNYM	Western Asset
Western Asset Total Return Unconstrained Fund	BNYM	Western Asset

Open-End Funds (ETFs)

Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ESG ETF	BNYM	ClearBridge
ClearBridge Dividend Strategy ESG ETF	BNYM	ClearBridge
ClearBridge Large Cap Growth ESG ETF	BNYM	ClearBridge
Franklin International Low Volatility High Dividend Index ETF	BNYM	Franklin Advisers
Franklin U.S. Low Volatility High Dividend Index ETF	BNYM	Franklin Advisers
Royce Quant Small-Cap Quality Value ETF	BNYM	Royce & Associates
Western Asset Short Duration Income ETF	BNYM	Western Asset
Western Asset Total Return ETF	BNYM	Western Asset

ActiveShares ETF Trust
ClearBridge Focus Value ESG ETF	BNYM	ClearBridge

Closed-End Funds

BrandywineGLOBAL-Global Income Opportunities Fund Inc.	BNYM	Brandywine

Clarion Partners Real Estate Income Fund Inc.	BNYM	Clarion Partners

ClearBridge Energy Midstream Opportunity Fund Inc.	BNYM	ClearBridge

ClearBridge MLP and Midstream Fund Inc.	BNYM	ClearBridge

ClearBridge MLP and Midstream Total Return Fund Inc.	BNYM	ClearBridge

Franklin Income Opportunities Fund	BNYM	Franklin Advisers

LMP Capital and Income Fund Inc.	BNYM	ClearBridge

Western Asset Diversified Income Fund	BNYM	Western Asset

Western Asset Emerging Markets Debt Fund Inc.	BNYM	Western Asset

Western Asset Global Corporate Defined Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Global High Income Fund Inc.	BNYM	Western Asset

Western Asset High Income Fund II Inc.	BNYM	Western Asset

Western Asset High Income Opportunity Fund Inc.	BNYM	Western Asset

Western Asset High Yield Defined Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Inflation-Linked Opportunities & Income Fund	BNYM	Western Asset

Western Asset Inflation-Linked Securities & Income Fund	BNYM	Western Asset

Western Asset Intermediate Muni Fund Inc.	BNYM	Western Asset

Western Asset Investment Grade Defined Opportunity Trust Inc.	BNYM	Western Asset

Western Asset Investment Grade Income Fund Inc.	BNYM	Western Asset

Western Asset Managed Municipals Fund Inc.	BNYM	Western Asset

Western Asset Middle Market Income Fund Inc.	BNYM	Western Asset

Western Asset Mortgage Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Municipal High Income Fund Inc.	BNYM	Western Asset

Western Asset Municipal Partners Fund Inc.	BNYM	Western Asset

Western Asset Premier Bond Fund	BNYM	Western Asset

Cayman Island Funds

Western Asset Government Money Market Fund, Ltd.	BNYM	Western Asset

Western Asset Institutional Cash Reserves, Ltd.	BNYM	Western Asset

Western Asset Institutional Liquid Reserves, Ltd.	BNYM	Western Asset

Western Asset Premier Institutional Liquid Reserves, Ltd.	BNYM	Western Asset

Western Asset U.S. Treasury Obligations Money Market Fund, Ltd.	BNYM	Western Asset

Western Asset U.S. Treasury Reserves, Ltd.	BNYM	Western Asset

Cayman Island Funds (CFCs)

Real Return Fund, Ltd.		Western Asset

Western Asset Inflation-Linked Income Fund CFC	BNYM	Western Asset

Western Asset Inflation-Linked Opportunities & Income Fund CFC	BNYM	Western Asset

*	Added to Exhibit as of the Effective Date